                                                                 Exhibit 10 (c)

                                                            Contract No. 111398
                  NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
          TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED February 21, 1996
                UNDER SUBPART G OF PART 284 OF THE FERC'S REGULATIONS

1.  SHIPPER is: THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL DISTRIBUTION
    COMPANY.

2.  (a) MDQ totals: 65,000 MMBTU per day.
    (b)  Service option selected (check any or all):
           [  ] LN    [  ] SW    [  ] NB

3.  TERM: March 01, 1996 through April 30, 1997.

4.  Service will be ON BEHALF OF: [X ] Shipper or [ ] Other.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

    _________________________________________________________________________

6. [ ] This Agreement supersedes and cancels a _______________Agreement dated_____

    [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.

    [X] Service and reservation charges commence the latter of:
           (a) March 01, 1996, and
           (b) the date capacity to provide the service hereunder is available on Natural's System.

    [ ] Other: _______________

7.   SHIPPER'S ADDRESSES                    NATURAL'S ADDRESSES
                               GENERAL CORRESPONDENCE:
THE PEOPLES GAS LIGHT & COKE COMPANY   NATURAL GAS PIPELINE COMPANY OF AMERICA
WILLIAM MORROW                         ATTENTION: GAS TRANSPORTATION SERVICES
GAS SUPPLY CONTRACTS                   3200 SOUTHWEST FREEWAY  77027-7523
130 E RANDOLPH DRIVE                   P.O. BOX 283    77001-0283
CHICAGO, IL 60601-6207                 HOUSTON, TEXAS

                  STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:
THE PEOPLES GAS LIGHT & COKE COMPANY   NATURAL GAS PIPELINE COMPANY OF AMERICA
TONY COMPTON                           ATTENTION: GAS ACCOUNTING DEPARTMENT
GAS SUPPLY CONTRACTS                   701 EAST 22ND STREET
130 E RANDOLPH DRIVE                   LOMBARD, ILLINOIS 60148
CHICAGO, IL 60601-6207

                                       PAYMENTS:
                                       NATURAL GAS PIPELINE COMPANY OF AMERICA

                                       P.O. BOX 2910
                                       CAROL STREAM, ILLINOIS 60132-2910

                                       FOR WIRE TRANSFER OR ACH:
                                       DEPOSITORY INSTITUTION:  CITIBANK N.A.
                                       ABA  ROUTING #:  021000089
                                       ACCOUNT #:  4067-6195

8. The above stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. NATURAL AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF NATURAL'S FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, NATURAL AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.

AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA     THE PEOPLES GAS LIGHT & COKE COMPANY
"Natural"                                  "Shipper"

By:   /S/ STEPHEN G. WEINMAN                By:  /S/ THOMAS M. PATRICK
   --------------------------------            --------------------------------
Name:  STEPHEN G. WEINMAN                   Name:  THOMAS M. PATRICK
     ------------------------------              ------------------------------
Title:  ATTORNEY IN FACT                    Title:  VICE PRESIDENT
      -----------------------------              ------------------------------

                                      EXHIBIT A
                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

    RECEIPT POINT/S



                                                 County/Parish                 PIN                   MDQ
    NAME / LOCATION                                  AREA           STATE      NO.       ZONE      (MMBTU/D)
    ---------------                              -------------      -----      ---       ----      ---------

PRIMARY RECEIPT POINT/S
-----------------------
1.  LA GLORIA MOBIL/NGPL JIM WELLS               JIM WELLS           TX        439        04        15,000
    AT OR NEAR THE TAILGATE OF MOBIL'S
    LA GLORIA GAS PLANT ON TRANSPORTER'S
    LA GLORIA-MOBIL LATERAL IN LOT
    #1, SUBD. OF LANDS ADJ. TO TOWN OF
    LA GLORIA, JIM WELLS COUNTY, TEXAS.


2.  TRANSAM/NGPL NE THMPSNVILLE JIM HOGG         JIM HOGG            TX       1041        04        15,000
    INTERCONNECT WITH TRANSAMERICAN GAS
    TRANSMISSION CORPORATION IN BLOCK
    4, "LAS ANIMAS" HEIRS OF FELIPE
    DE LA PENA SURVEY, JIM HOGG COUNTY,
    TEXAS.


3.  MTPC/NGPL TORO GRANDE JACKSON                JACKSON             TX       7088        04        30,000
    INTERCONNECT   WITH MIDCON TEXAS PIPELINE
    COMPANY   ON TRANSPORTER'S GULF COAST
    MAINLINE IN OR NEAR THE C.W. HAHL
    SUBDIVISION OF BURNS RANCHES, J.J.
    LINN SURVEY, A-213, JACKSON COUNTY, TEXAS.


4.  MTPC/NGPL LOS MOGOTES JIM HOGG               JIM HOGG            TX      25777        04         5,000
    INTERCONNECT WITH MIDCON TEXAS PIPELINE
    CORP. ESCOBAS-LOS MAGOTES LATERAL
    IN THE REUBEN HOBEINS SUBDIVlSION/FELIE
    DE LA PENA GRANT, ZAPATA COUNTY,
    TEXAS. (CUSTODY TRANSFER POINT).


                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  111398



SECONDARY RECEIPT POINT/S

    All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

RECELPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

    Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. Tne measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.

RATES

    Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

    Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.

TRANSPORTATION OF LIQUIDS

    Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                      EXHIBIT B
                              DATED: February. 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

DELIVERY POINT/S


                                            County/Parish                PIN               MDQ
    NAME / LOCATION                              AREA          STATE     NO.     ZONE    (MMBTU/D)
    ---------------                         -------------      -----     ---     ----    ---------

PRIMARY DELIVERY POINT/S
1.  PGLC/NGPL ROGERS PARK COOK                   COOK           IL       4174     06      65,000
    INTERCONNECT WITH THE PEOPLES GAS
    LIGHT AND COKE COMPANY ON TRANSPORTER'S
    HOWARD STREET LINE IN SEC. 36-T41N-R13E,
    COOK, COUNTY, ILLINOIS.





SECONDARY DELIVERY POINT/S

    All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

DELIVERY PRESSURE ASSUMED ATMOSPHERIC PRESSURE

    Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.

                                      EXHIBIT C
                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

    Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

    A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

    A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.

    The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

                                      EXHIBIT C
                               DATED: February 21, 1996
                            EFFECTIVE DATE: March 01, 1996

COMPANY: THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT: 111398

 Segment      Upstream       Forward/Backward         Flow Through
 Number       Segment        Haul (Contractual)         Capacity
 ------       -------        ------------------       ------------

   18           0                    F                     0
   20          18                    F                     20,000
   22          20                    F                     35,000
   26          22                    F                     65,000
   27          26                    F                     65,000
   28          27                    F                     65,000
   30          28                    F                     65,000















                                         C-2